UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2007

ACADIA PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 558-2871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 19, 2007, ACADIA Pharmaceuticals Inc. issued a press release announcing the results of its Phase II clinical trial evaluating ACP-103 as a co-therapy for patients with schizophrenia. A copy of the press release is attached as Exhibit 99.1

The press release announced that ACADIA will hold a conference call and webcast today at 9:00 a.m. Eastern time to discuss the trial. A copy of the slides that will be presented on the webcast is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

99.1	Press release dated March 19, 2007

99.2	Slides to be presented on webcast on March 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

	By:	/s/ Thomas H. Aasen
Date: March 19, 2007		Thomas H. Aasen
Vice President, Chief Financial Officer, Treasurer, and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated March 19, 2007

99.2	Slides to be presented on webcast on March 19, 2007

4.